                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 24, 2000
                Date of Report (Date of earliest event reported)




                                   INTUIT INC.
             (Exact Name of Registrant as Specified in its Charter)
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
    DELAWARE                     000-21180                        77-0034661
(State or other           (Commission File Number)             (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

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                               2535 GARCIA AVENUE
                             MOUNTAIN VIEW, CA 94043

               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (650) 944-6000


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ITEM 5.  OTHER EVENTS.

     Appointment of President and Chief Executive Officer

     On January 24, 2000, Intuit Inc. announced that its Board of Directors had selected Stephen M. Bennett as President and Chief Executive Officer. Bennett assumed his responsibilities immediately, succeeding Bill Campbell, who had been acting Chief Executive Officer since September 1999. Campbell is retiring from day-to-day responsibilities but will remain Chairman of the Board of Directors. Bennett was also appointed as a member of the Board of Directors.

         Bennett was most recently an executive vice president and member of the Office of the CEO at GE Capital, the financial services subsidiary of General Electric Corp. During his GE career, Bennett held significant leadership positions in six different businesses within the company, spanning both manufacturing and financial services.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             INTUIT INC.



                                             /s/ CATHERINE L. VALENTINE
                                             -----------------------------------
                                             By: Catherine L. Valentine
                                                 Vice President and Secretary

Date: January 25, 2000